                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-5896

                               SCUDDER TARGET FUND
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                222 South Riverside Plaza Chicago, Illinois 60606
                -------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (212) 454-7190
                                                            --------------

                                  Paul Schubert
                                 345 Park Avenue
                               New York, NY 10154
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        07/31

Date of reporting period:       07/31/05

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Target 2013 Fund

Annual Report to Shareholders

July 31, 2005

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded by a prospectus. The prospectus contains the fund's objectives, risks, charges and expenses, and other important information about the fund.

Investments in mutual funds involve risk. Some funds have more risk than others. Because the fund provides investment protection only on the maturity date to investors who reinvest all dividends and do not redeem their shares before the maturity date, the principal value of the fund is subject to market fluctuation prior to and after the maturity date. This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile. This Fund is closed to new investors. Please refer to the prospectus for more details.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary July 31, 2005

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for the Fund is 5.0%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 7/31/05
	1-Year	3-Year	5-Year	10-Year
Scudder Target 2013 Fund	8.33%	5.20%	.71%	6.07%
S&P 500 Index+	14.05%	12.61%	-1.35%	9.98%
Lehman Brothers Government Bond Index++	4.39%	4.23%	6.59%	6.54%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
Net Asset Value: 7/31/05	$ 9.31
7/31/04	$ 8.82
Distribution Information: Twelve Months: Income Dividends as of 7/31/05	$ .24
Lipper Rankings — Balanced Target Maturity Funds Category as of 7/31/05
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	8	of	77	11
3-Year	6	of	30	20
5-Year	8	of	8	89
10-Year	7	of	7	88

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Target 2013 Fund [] S&P 500 Index+ [] Lehman Brothers Government Bond Index++

Yearly periods ended July 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.0%. This results in a net initial investment of $9,500.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/05
		1-Year	3-Year	5-Year	10-Year
Scudder Target 2013 Fund	Growth of $10,000	$10,291	$11,061	$9,843	$17,129
	Average annual total return	2.91%	3.42%	-.32%	5.53%
S&P 500 Index+	Growth of $10,000	$11,405	$14,281	$9,344	$25,893
	Average annual total return	14.05%	12.61%	-1.35%	9.98%
Lehman Brothers Government Bond Index++	Growth of $10,000	$10,439	$11,323	$13,759	$18,840
	Average annual total return	4.39%	4.23%	6.59%	6.54%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Lehman Brothers Government Bond Index is an unmanaged market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended July 31, 2005.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2005
Actual Fund Return
Beginning Account Value 2/1/05	$ 1,000.00
Ending Account Value 7/31/05	$ 1,020.80
Expenses Paid per $1,000*	$ 5.76
Hypothetical 5% Fund Return
Beginning Account Value 2/1/05	$ 1,000.00
Ending Account Value 7/31/05	$ 1,019.09
Expenses Paid per $1,000*	$ 5.76

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio
Scudder Target 2013 Fund	1.15%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Target 2013 Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Target 2013 Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Theresa Gusman

Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 2005.

Head of equity research for Americas; head of global equity research team for materials: New York.

Over 21 years of investment industry experience.

B.A., State University of New York at Stony Brook.

Gregory Y. Sivin, CFA

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2000 and the fund in 2005.

Head of the equity portfolio analytics team for active equity: New York.

Previously, six years of experience as senior associate/quantitative analyst of small cap research for Prudential Securities, group coordinator/research analyst in the investment banking division for Goldman Sachs & Co. and senior actuarial assistant in the commercial property group for Insurance Services Office.

B.S., State University of New York at Stony Brook.

In the following interview, Portfolio Managers Theresa Gusman and Gregory Sivin discuss the market environment, fund performance and their strategy in managing Scudder Target 2013 Fund during the annual period ended July 31, 2005. The new team assumed the management duties of the equity portion of the portfolio on April 1, 2005.

Q:  How did the US stock market perform during the reporting period?

A:  Stocks provided a positive performance for the year despite persistent "headwinds," including higher energy prices, rising interest rates and investors' concerns about the potential for slower economic growth. The reporting period began on a down note, as stocks finished lower in the third quarter of 2004 due to a spike in oil prices. The fourth quarter saw a strong market recovery despite, among other obstacles, the threat of an insurance-industry scandal. The re-election of US President George W. Bush predictably lifted stocks in November, and the rally carried through the end of 2004 due in part to the decline in oil prices from their October highs. The first quarter of 2005 brought a market pullback, as concerns over the economy kept investors in check. After hitting a low in mid-April, stocks embarked on a strong rally that continued through the end of the period. This bounce was largely the result of investors' growing conviction that 1) the US Federal Reserve would soon be finished raising interest rates and 2) economic growth was staying on a steady course despite the jump in oil prices. For the full year, value stocks outperformed growth stocks due largely to the strength in energy and utilities — sectors where most stocks historically have fallen into the "value" category.

Q:  How did the fund perform during the annual reporting period?

A:  Scudder Target 2013 Fund delivered a total return of 8.33% during the 12-month period ended July 31, 2005. Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. (Past performance is no guarantee of future results. Please see pages 3 through 4 for more complete performance information.)

The fund invests in both stocks and bonds. The portfolio's weighting in the two asset classes was 31% and 69% of assets, respectively, as of July 31, 2005. The fund's stock benchmark is the Standard & Poor's 500 Index (S&P 500), which posted a total return of 14.05% for the period.1 The fund's bond benchmark is the Lehman Brothers Government Bond Index, which returned 4.39% for the same period.2

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major indices.

2 The Lehman Brothers Government Bond Index is an unmanaged, market-value-weighted index of US Treasury and government agency securities (other than mortgage securities) with maturities of one year or more.

Index returns reflect the reinvestment of dividends and, unlike fund returns, do not reflect fees or expenses. It is not possible to invest directly in an index.

We are pleased to report that the fund outperformed the 4.25% average return of the 77 funds in its Lipper peer group, Balanced Target Maturity Funds, for the one-year period ending July 31, 2005. The fund's three-year average annualized total return of 5.20% outpaced the 3.12% peer group average for the period.

Average Annual Total Returns as of 7/31/05
	1-Year	3-Year	5-Year	10-Year
Scudder Target 2013 Fund (unadjusted for sales charges)	8.33%	5.20%	0.71%	6.07%
Lipper Balanced Target Maturity Funds Category*	4.25%	3.12%	2.73%	7.46%

Past performance is no guarantee of future results. Unadjusted returns do not reflect sales charges and would have been lower if they did.

*Source: Lipper Inc. The Lipper Balanced Target Maturity Funds category represents fixed-term funds that aim to provide a minimum capital return at maturity, supplemented by an equity-linked return on investment. The return may be fully/mostly guaranteed, or simply estimated. Typically, a portion of assets is invested in zero-coupon bonds, with the remainder in futures and/or options on an equity index or range of indices.

Q:  What factors helped and hurt the performance of the equity portion of the portfolio?

A:  We generated strong performance versus the index in the utilities sector, where all of the portfolio's holdings delivered significant returns over the period. The top contributors here were the electricity providers Exelon Corp., which was overweighted in the portfolio, and TXU Corp., which has since been sold from the portfolio. Stocks in the sector rallied on robust earnings and prospects for continued growth as well as investors' desire for higher-yielding securities.

Among technology stocks, Motorola, Inc. — which gained ground as increased sales of its wireless handsets helped earnings exceed expectations -- contributed significantly to performance. Broadcom Corp., which participated in the rally in semiconductor (computer chip) stocks during the period, also produced a gain. Later in the period, exposure to the Internet search engine Google, Inc., also proved beneficial, as the stock saw sizable gains on strong earnings. In telecommunications, the fund's overweights in ALLTEL Corp. and Sprint Corp. contributed to gains. The two companies improved their growth prospects by acquiring Western Wireless Corp. and Nextel Corp., respectively. And in materials, the seed manufacturer Monsanto Inc. — which has since been sold from the portfolio — was one of the most important reasons for relative outperformance. The company executed well, raising its return on capital and significantly increasing its free cash flow in a relatively short time.

Relative outperformance in health care was driven by exposure to biotechnology stocks. A top contributor was Genzyme Corp., which reported a 39% jump in earnings (year-over-year) for the quarter ended June 30, 2005. The company benefited from strong sales in several of its product lines and boosted its outlook for the year ahead. Invitrogen Corp., which provides products and services to support government and academic research, also contributed to returns as its stock rose from $49.50 to $85.77 during the year. In addition, amid a challenging period for pharmaceuticals, the benefit derived from not holding Merck — which declined substantially on trouble surrounding the withdrawal of its arthritis drug Vioxx — more than offset a drop in Pfizer Inc., in which the fund had about a benchmark weighting.

A position in the consumer lender MBNA detracted from performance in financials. The stock fell significantly in April after forecasting disappointing earnings for 2005. MBNA also took a restructuring charge to cut jobs and close facilities. We elected to sell the stock from the portfolio, and consequently missed its strong rally late in the period when Bank of America Corp. announced its intention to take over the company at a premium. Bank of America Corp. was also a detractor from performance, as the stock fell on concerns that rising interest rates would crimp its earnings.

In industrials, the fund's underexposure to strong- performing stocks such as Boeing Co. and Caterpillar led to relative underperformance. (As of July 31, 2005, the position in Caterpillar was sold.) A spike in oil and natural-gas prices boosted the performance of the fund's holdings in energy, especially ExxonMobil Corp. and Amerada Hess Corp. However, underexposure to the energy equipment industry, which also rallied, caused the fund to underperform within this sector. Among consumer discretionary stocks, media holdings such as Time Warner, Inc. and Viacom, Inc. weighed on relative performance. The Gap, Inc., also detracted, as the company struggled to improve its results. We have since sold the stock from the portfolio. In addition, a position in Harman International Industries, Inc. — which fell on concerns about the increasingly competitive market for car navigational systems — took a bite out of fund returns.

Q:  Have you made any changes to the fund since you took over on April 1?

A:  Yes. We made some enhancements to the fund so our shareholders can benefit more fully from our research insights. We believe fundamental equity research is our competitive advantage, and stock selection is our primary source of long-term outperformance. The enhanced strategy combines the insights of our proprietary individual company research with the objectivity of quantitative portfolio construction — in other words, the use of statistical measures to evaluate individual stocks and weed out those that do not meet our criteria. After our research analysts determine the expected return for each stock in our investment universe, our quantitative process uses those inputs to determine the weighting for each stock. While there is no guarantee that the expected stock returns will be realized, the goal of the latter process is to maximize the return potential of the portfolio while at the same time seeking to minimize its risk. To ensure that stock selection drives returns, the fund's sector weightings are kept closely in line with those of the benchmark. We believe this focus on individual stock selection is the way we can add the greatest amount of value for shareholders over time.

Q:  How did the fund's investments in fixed income securities affect performance?

A:  Government bonds generally performed well during the fiscal year. The Fed continued to raise short-term interest rates, but this only had an impact on short-maturity bonds. In contrast, longer-dated securities performed relatively well due to the combination of low reported inflation, buying from foreign central banks and the Fed's policy of informing the market of its intention to raise rates at a "measured" pace.

The fixed-income portion of the portfolio is invested entirely in US Treasury STRIPS, which are securities representing the principal payment of a Treasury security that has been "stripped" of its semiannual income component.3 In other words, the final payment of the bond — the return of principal — is the only payment investors receive. Should a bondholder choose to redeem this investment prior to maturity, he or she would forfeit not only the opportunity to receive the bond's full face value, but the guarantee of the original investment as well. US Treasury STRIPS can initially sell at a discount to their final value, and their prices gradually rise until they become fully valued at par ($1,000 per bond) on their maturity date. Although such securities can be volatile, they tend to exhibit lower volatility the closer they are to their maturity date. Since we intend to hold these securities until they mature on February 15, 2013 — also the maturity date of the fund — we expect to receive their full value upon maturity. As a result, their short-term fluctuations are not a factor in terms of the way we manage the portfolio.

3 STRIPS is an acronym for Separate Trading of Registered Interest and Principal of Securities.

Q:  Do you have any final thoughts for investors?

A:  As we approach the fund's maturity date, we will continue to manage the portfolio in a conservative fashion, holding on to its position in US Treasury STRIPS and investing in what we see as the highest quality stocks in the US market. We believe a continued environment of moderate growth, stable interest rates and favorable corporate earnings results will provide a positive underpinning for the portfolio.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary July 31, 2005

Asset Allocation (Excludes Securities Lending Collateral)	7/31/05	7/31/04

US Treasury Obligations	69%	70%
Common Stocks	31%	30%
	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/05	7/31/04

Financials	20%	19%
Information Technology	16%	19%
Health Care	13%	13%
Consumer Discretionary	12%	11%
Industrials	11%	13%
Consumer Staples	9%	8%
Energy	9%	7%
Utilities	4%	3%
Telecommunication Services	3%	4%
Materials	3%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2005 (9.8% of Net Assets)
1. Bank of America Corp. Provider of commercial banking services	1.3%
2. Johnson & Johnson Provider of health care products	1.2%
3. ExxonMobil Corp. Explorer and producer of oil and gas	1.1%
4. Oracle Corp. Provider of database management software	1.1%
5. Allstate Corp. Provider of property, liability and life insurance	0.9%
6. Lehman Brothers Holdings, Inc. Provider of investment management and stock brokerage services	0.9%
7. Procter & Gamble Co. Manufacturer of diversified consumer products	0.9%
8. Tyco International Ltd. Manufacturer of medical products, packaging, electrical and electronic components	0.8%
9. Motorola, Inc. Manufacturer of telecommunication products and semiconductors	0.8%
10. The Goldman Sachs Group, Inc. Provider of global investment banking services	0.8%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to scudder.com on the 15th day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2005

	Shares	Value ($)

Common Stocks 31.3%
Consumer Discretionary 3.7%
Household Durables 0.2%
Harman International Industries, Inc.	920	79,074
Media 1.1%
Clear Channel Communications, Inc.	2,750	89,760
Time Warner, Inc.*	16,900	287,638
Viacom, Inc. "B"	6,630	222,039
		599,437
Multiline Retail 0.9%
Federated Department Stores, Inc.	2,970	225,334
J.C. Penney Co., Inc.	3,010	168,981
Nordstrom, Inc.	2,400	88,824
		483,139
Specialty Retail 1.3%
Advance Auto Parts, Inc.*	1,300	89,648
Bed Bath & Beyond, Inc.*	7,800	358,020
Home Depot, Inc.	1,800	78,318
Staples, Inc.	4,470	101,782
The Sherwin-Williams Co.	1,890	89,983
		717,751
Textiles, Apparel & Luxury Goods 0.2%
Polo Ralph Lauren Corp.	1,700	83,708
Consumer Staples 2.8%
Beverages 1.0%
Brown-Forman Corp. "B"	680	39,746
Coca-Cola Co.	7,020	307,195
PepsiCo, Inc.	3,730	203,397
		550,338
Food & Staples Retailing 0.5%
Costco Wholesale Corp.	6,300	289,611
Food Products 0.4%
General Mills, Inc.	4,700	222,780
Household Products 0.9%
Procter & Gamble Co.	8,230	457,835
Energy 2.8%
Oil, Gas & Consumable Fuels
Amerada Hess Corp.	2,560	301,722
Burlington Resources, Inc.	1,540	98,729
ChevronTexaco Corp.	5,470	317,315
ConocoPhillips	1,700	106,403
Devon Energy Corp.	1,800	100,962
ExxonMobil Corp.	10,036	589,615
		1,514,746
Financials 6.3%
Banks 1.9%
Bank of America Corp.	15,750	686,700
Commerce Bancorp, Inc.	2,900	98,397
Wachovia Corp.	4,900	246,862
		1,031,959
Capital Markets 1.7%
Lehman Brothers Holdings, Inc.	4,540	477,290
The Goldman Sachs Group, Inc.	3,770	405,200
		882,490
Diversified Financial Services 0.8%
CIT Group, Inc.	3,560	157,138
Citigroup, Inc.	2,523	109,751
Countrywide Financial Corp.	2,100	75,600
JPMorgan Chase & Co.	3,140	110,340
		452,829
Insurance 1.9%
AFLAC, Inc.	4,300	193,930
Allstate Corp.	8,190	501,719
Hartford Financial Services Group, Inc.	1,800	145,026
MetLife, Inc.	3,000	147,420
		988,095
Health Care 4.1%
Biotechnology 0.7%
Amgen, Inc.*	1,970	157,107
Genzyme Corp.*	1,360	101,198
Invitrogen Corp.*	1,640	140,663
		398,968
Health Care Equipment & Supplies 0.3%
Medtronic, Inc.	2,600	140,244
Health Care Providers & Services 1.4%
Aetna, Inc.	1,000	77,400
Cardinal Health, Inc.	1,900	113,202
Caremark Rx, Inc.*	6,690	298,240
UnitedHealth Group, Inc.	2,920	152,716
WellPoint, Inc.*	1,780	125,917
		767,475
Pharmaceuticals 1.7%
Allergan, Inc.	1,600	142,992
Johnson & Johnson	9,780	625,529
Pfizer, Inc.	4,600	121,900
		890,421
Industrials 3.5%
Aerospace & Defense 1.3%
Boeing Co.	4,500	297,045
Goodrich Corp.	2,540	112,370
Lockheed Martin Corp.	3,980	248,352
United Technologies Corp.	900	45,630
		703,397
Commercial Services & Supplies 0.2%
Waste Management, Inc.	4,220	118,666
Electrical Equipment 0.3%
Emerson Electric Co.	2,500	164,500
Industrial Conglomerates 1.4%
General Electric Co.	8,250	284,625
Tyco International Ltd.	14,900	454,003
		738,628
Machinery 0.3%
Parker-Hannifin Corp.	2,150	141,298
Information Technology 5.0%
Communications Equipment 1.0%
Cisco Systems, Inc.*	4,710	90,196
Motorola, Inc.	21,110	447,110
		537,306
Computers & Peripherals 1.2%
Dell, Inc.*	2,300	93,081
EMC Corp.*	17,290	236,700
International Business Machines Corp.	3,590	299,622
		629,403
Internet Software & Services 0.2%
Google, Inc. "A"*	360	103,594
IT Consulting & Services 0.6%
Accenture Ltd. "A"*	7,100	177,784
Affiliated Computer Services, Inc. "A"*	2,620	130,921
		308,705
Semiconductors & Semiconductor Equipment 0.4%
Applied Materials, Inc.	5,880	108,545
Broadcom Corp. "A"*	3,080	131,731
		240,276
Software 1.6%
Microsoft Corp.	5,360	137,270
Oracle Corp.*	42,590	578,372
Symantec Corp.*	5,360	117,759
		833,401
Materials 1.0%
Chemicals 0.7%
Dow Chemical Co.	4,660	223,447
PPG Industries, Inc.	2,110	137,213
		360,660
Paper & Forest Products 0.3%
Georgia-Pacific Corp.	4,500	153,675
Telecommunication Services 1.0%
Diversified Telecommunication Services
ALLTEL Corp.	2,930	194,845
Sprint Corp.	12,270	330,063
Verizon Communications, Inc.	1,070	36,626
		561,534
Utilities 1.1%
Electric Utilities 0.4%
Edison International	2,540	103,835
Exelon Corp.	2,640	141,293
		245,128
Independent Power Producers & Energy Traders 0.3%
Constellation Energy Group	2,450	147,514
Multi Utilities 0.4%
PG&E Corp.	5,640	212,233
Total Common Stocks (Cost $13,666,147)		16,750,818
	Principal Amount ($)	Value ($)

US Treasury Obligations 68.4%
US Treasury STRIPS, Principal Only, 4.289%**, 2/15/2013 (c) (Cost $36,275,030)	50,355,000	36,565,283
	Shares	Value ($)

Exchange Traded Funds 0.3%
Consumer Staples Select Sector SPDR Fund (Cost $160,576)	6,900	162,012

Securities Lending Collateral 30.7%
Scudder Daily Assets Fund Institutional, 3.34% (d) (e) (Cost $16,377,375)	16,377,375	16,377,375

Cash Equivalents 0.1%
Scudder Cash Management QP Trust, 3.34% (b) (Cost $47,686)	47,686	47,686
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $66,526,814) (a)	130.8	69,903,174
Other Assets and Liabilities, Net	(30.8)	(16,468,988)
Net Assets	100.0	53,434,186

* Non-income producing security.

** Bond equivalent yield to maturity; not a coupon rate.

(a) The cost for federal income tax purposes was $66,765,162. At July 31, 2005, net unrealized appreciation for all securities based on tax cost was $3,138,012. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,299,014 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $161,002.

(b) Scudder Cash Management QP Trust is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at July 31, 2005 amounted to $15,993,619, which is 29.9% of net assets.

(d) Scudder Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending.

STRIPS: Separate Trading of Registered Interest and Principal Securities.

SPDR: Standard & Poor's Depositary Receipt.

At July 31, 2005, open written options were as follows:

Written Options	Number of Contracts	Expiration Date	Strike Price ($)	Value ($)
Call Options Nordstrom, Inc.	12	8/20/2005	37.5	(1,080)
Total outstanding written options (Premiums received $522)				(1,080)

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2005
Assets
Investments: Investments in securities, at value (cost $50,101,753) — including $15,993,619 of securities loaned	$ 53,478,113
Investment in Scudder Cash Management QP Trust (cost $47,686)	47,686
Investment in Scudder Daily Assets Fund Institutional (cost $16,377,375)*	16,377,375
Total investments in securities, at value (cost $66,526,814)	69,903,174
Cash	10,000
Dividends receivable	10,437
Interest receivable	4,547
Other assets	8,558
Total assets	69,936,716
Liabilities
Payable for Fund shares redeemed	53,834
Payable upon return of securities loaned	16,377,375
Written options, at value (premiums received $522)	1,080
Accrued management fee	24,196
Other accrued expenses and payables	46,045
Total liabilities	16,502,530
Net assets, at value	$ 53,434,186
Net Assets
Net assets consist of: Undistributed net investment income	1,225,044
Net unrealized appreciation (depreciation) on: Investments	3,376,360
Written options	(558)
Accumulated net realized gain (loss)	(1,378,016)
Paid-in capital	50,211,356
Net assets, at value	$ 53,434,186
Net Asset Value
Net asset value and redemption price(a) per share ($53,434,186 ÷ 5,740,684 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 9.31

* Represents collateral on securities loaned.

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2005
Investment Income
Income: Dividends	$ 341,116
Interest	1,674,323
Interest — Scudder Cash Management QP Trust	3,618
Securities lending income, including income from Scudder Daily Assets Fund Institutional, net of borrower rebates	19,403
Total Income	2,038,460
Expenses: Management fee	280,686
Distribution service fees	135,387
Services to shareholders	108,504
Custodian fees	9,118
Auditing	34,430
Legal	13,726
Trustees' fees and expenses	17,226
Reports to shareholders	44,261
Registration fees	14,101
Other	6,891
Total expenses, before expense reductions	664,330
Expense reductions	(1,440)
Total expenses, after expense reductions	662,890
Net investment income (loss)	1,375,570
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	2,807,056
Written options	2,520
2,809,576
Net unrealized appreciation (depreciation) during the period on: Investments	369,128
Written options	(558)
368,570
Net gain (loss) on investment transactions	3,178,146
Net increase (decrease) in net assets resulting from operations	$ 4,553,716

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended July 31,
	2005	2004
Operations: Net investment income (loss)	$ 1,375,570	$ 1,440,794
Net realized gain (loss) on investment transactions	2,809,576	1,029,134
Net unrealized appreciation (depreciation) during the period on investment transactions	368,570	2,118,979
Net increase (decrease) in net assets resulting from operations	4,553,716	4,588,907
Distributions to shareholders from: Net investment income	(1,474,123)	(1,192,122)
Fund share transactions: Reinvestment of distributions	1,428,655	1,147,152
Cost of shares redeemed	(8,374,188)	(8,551,750)
Net increase (decrease) in net assets from Fund share transactions	(6,945,533)	(7,404,598)
Increase (decrease) in net assets	(3,865,940)	(4,007,813)
Net assets at beginning of period	57,300,126	61,307,939
Net assets at end of period (including undistributed net investment income of $1,225,044 and $1,323,597, respectively)	$ 53,434,186	$ 57,300,126
Other Information
Shares outstanding at beginning of period	6,498,995	7,339,304
Shares issued to shareholders in reinvestment of distributions	156,308	132,617
Shares redeemed	(914,619)	(972,926)
Net increase (decrease) in Fund shares	(758,311)	(840,309)
Shares outstanding at end of period	5,740,684	6,498,995

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended July 31,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 8.82	$ 8.35	$ 8.53	$ 9.54	$ 11.08
Income (loss) from investment operations: Net investment income (loss)[a]	.22	.21	.16	.15	.29
Net realized and unrealized gain (loss) on investment transactions	.51	.43	(.18)	(.82)	(.74)
Total from investment operations	.73	.64	(.02)	(.67)	(.45)
Less distributions from: Net investment income	(.24)	(.17)	(.16)	(.20)	(.31)
Net realized gains on investment transactions	—	—	—	(.14)	(.78)
Total distributions	(.24)	(.17)	(.16)	(.34)	(1.09)
Net asset value, end of period	$ 9.31	$ 8.82	$ 8.35	$ 8.53	$ 9.54
Total Return (%)[b]	8.33	7.70	(.21)	(7.18)	(4.12)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	57	61	75	93
Ratio of expenses before expense reductions (%)	1.18	1.07	.97	.95	1.00[c]
Ratio of expenses after expense reductions (%)	1.18	1.07	.97	.95	.98[c]
Ratio of net investment income (loss) (%)	2.45	2.36	1.83	1.64	2.84
Portfolio turnover rate (%)	26	10	87	102	47

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expenses reductions were .97% and .97%, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Target 2013 Fund (the "Fund") is a diversified series of Scudder Target Fund (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The objective of the Fund is to provide a guaranteed return of investment on the Maturity Date (February 15, 2013) to investors who reinvest all dividends and hold their shares to the Maturity Date, and to provide long-term growth of capital.

The assurance that investors who reinvest all dividends and hold their shares until the Maturity Date will receive at least their original investment on the Maturity Date is provided by the principal amount of the zero coupon US Treasury obligations in the Fund's portfolio. This assurance is further backed by an agreement entered into by Deutsche Investment Management Americas Inc., ("DeIM" or the "Advisor"), the Fund's investment manager. Fund shares were sold during limited offering periods, and are redeemable on a continuous basis. Effective May 9, 2005, the Fund's shares will no longer be available to new investors except under certain circumstances. For details, please refer to the Fund's prospectus and Statement of Additional Information.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

During the year ended July 31, 2005, the Fund utilized approximately $2,212,000 of its capital loss carryforward. At July 31, 2005, the Fund had a net tax basis capital loss carryforward of approximately $1,140,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2011 ($88,000) and July 31, 2012 ($1,052,000), the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2005, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 1,241,121
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ 1,140,000
Unrealized appreciation (depreciation) on investments	$ 3,138,012

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years ended July 31,
	2005	2004
Distributions from ordinary income*	$ 1,474,123	$ 1,192,122

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Effective February 1, 2005, the Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended July 31, 2005, purchases and sales of investment securities (excluding short-term instruments) aggregated $14,587,866 and $23,351,406, respectively.

For the year ended July 31, 2005, transactions for written call options on securities were as follows:

	Number of Contracts	Premium
Outstanding, beginning of period	—	$ —
Written	51	3,142
Options closed	(8)	(804)
Options exercised	(18)	(468)
Options expired	(13)	(1,348)
Outstanding, end of period	12	$ 522

C. Related Parties

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of average daily net assets, computed and accrued daily and payable monthly.

Effective October 1, 2003 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund's operating expenses at 1.00% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees, organizational and offering expenses).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent. Pursuant to a sub-transfer agency agreement between SISC and DST Systems, Inc. ("DST"), SISC has delegated certain transfer agent and dividend paying agent functions to DST. SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended July 31, 2005, the amount charged to the Fund by SISC aggregated $81,962, of which $16,405 is unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, provides information and administrative services ("Service Fee") to shareholders at an annual rate of up to 0.25% of average daily net assets. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2005, the Service Fee was $135,387, of which $10,101 is unpaid. Accordingly, for the year ended July 31, 2005, the Service Fee was equivalent to an annual effective rate of 0.24% of the Fund's average daily net assets.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and regulatory filing services to the Fund. For the year ended July 31, 2005, the amount charged to the Fund by DeIM included in the reports to shareholders aggregated $14,254, of which $4,680 is unpaid at July 31, 2005.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended July 31, 2005, the Advisor agreed to reimburse the Fund $1,382, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2005, the Fund's custodian fees were reduced by $58 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. The funds' advisors have been cooperating in connection with these inquiries and are in discussions with these regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Based on currently available information, however, the funds' investment advisors believe the likelihood that the pending lawsuits and any regulatory settlements will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Scudder Target 2013 Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Target 2013 Fund (the Fund), one of a series of Scudder Target Fund (the Trust), including the portfolio of investments, as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Target 2013 Fund at July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 12, 2005
Tax Information (Unaudited)

For corporate shareholders, 23% of the income dividends paid during the Fund's fiscal year ended July 31, 2005, qualified for the dividends received deductions.

For federal income tax purposes, the fund designates $400,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of July 31, 2005. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Trustee's term of office extends until the next shareholders' meeting called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, retires, resigns or is removed as provided in the governing documents of the fund.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Shirley D. Peterson (1941) Chairman, 2004-present Trustee, 1995-present

Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present) ; Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.

		74
John W. Ballantine (1946) Trustee, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: First Oak Brook Bancshares, Inc.; Oak Brook Bank; American Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company)	74
Lewis A. Burnham (1933) Trustee, 1977-present	Retired; formerly, Director of Management Consulting, McNulty & Company (1990-1998); prior thereto, Executive Vice President, Anchor Glass Container Corporation	69
Donald L. Dunaway (1937) Trustee, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	74
James R. Edgar (1946) Trustee, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: Kemper Insurance Companies; John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	74
Paul K. Freeman (1950) Trustee, 2002-present	President, Cook Street Holdings (consulting); Senior Visiting Research Scholar, Graduate School of International Studies, University of Denver; Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	74
Robert B. Hoffman (1936) Trustee, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2000); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	74
William McClayton (1944) Trustee, 2004-present	Managing Director of Finance and Administration, DiamondCluster International, Inc. (global management consulting firm) (2001-present); formerly, Partner, Arthur Andersen LLP (1986-2001). Formerly: Trustee, Ravinia Festival; Board of Managers, YMCA of Metropolitan Chicago	74
Robert H. Wadsworth (1940) Trustee, 2004-present

President, Robert H. Wadsworth Associates, Inc. (consulting firm) (1983-present). Director, The Germany Fund, Inc. (since 1986), The New Germany Fund, Inc. (since 1992), The Central Europe and Russia Fund, Inc. (since 1990). Formerly, Trustee of New York Board Scudder Funds; President and Trustee, Trust for Investment Managers (registered investment company) (1999-2002). President, Investment Company Administration, L.L.C. (1992*-2001); President, Treasurer and Director, First Fund Distributors, Inc. (June 1990-January 2002); Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (October 1996-January 2002) (registered investment companies).

* Inception date of the corporation which was the predecessor to the L.L.C.

		77
John G. Weithers (1933) Trustee, 1993-present	Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange. Directorships: Federal Life Insurance Company; Chairman of the Members of the Corporation and Trustee, DePaul University; formerly, International Federation of Stock Exchanges; Records Management Systems	69
Interested Trustee and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
William N. Shiebler[4] (1942) Trustee, 2004-present	Vice Chairman, Deutsche Asset Management ("DeAM") and a member of the DeAM Global Executive Committee (since 2002); Vice Chairman of Putnam Investments, Inc. (1999); Director and Senior Managing Director of Putnam Investments, Inc. and President, Chief Executive Officer, and Director of Putnam Mutual Funds Inc. (1990-1999)	125
Julian F. Sluyters[4] (1960) President and Chief Executive Officer, 2004-present

Managing Director[3], Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

n/a
Philip J. Collora (1945) Vice President and Assistant Secretary, 1986-present	Director[3], Deutsche Asset Management	n/a
Kenneth Murphy[5] (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, since 2005

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

n/a
John Millette[5] (1962) Secretary, 2001-present	Director[3], Deutsche Asset Management	n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[6] (1954) Assistant Secretary, 2002-present

Consultant. Formerly, Managing Director, Deutsche Asset Management (2002-2005); Director, Deutsche Asset Management (1999-2002), Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998); Director, Deutsche Global Funds Ltd. (2002-2004)

n/a
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management	n/a
Scott M. McHugh[5] (1971) Assistant Treasurer, 2005-present	Director[3], Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management	n/a
Philip Gallo[4] (1962) Chief Compliance Officer, 2004-present	Managing Director[3], Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

3 Executive title, not a board directorship.

4 Address: 345 Park Avenue, New York, New York 10154

5 Address: Two International Place, Boston, Massachusetts 02110

6 Address: One South Street, Baltimore, Maryland 21202

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	KRFDX
CUSIP Number	81123E-408
Fund Number	54
Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, July 31, 2005, Scudder Target Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its
Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr.
Donald L. Dunaway. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section
2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert"
designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                            SCUDDER TARGET 2013 FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The  following  table  shows the  amount of fees that  Ernst  &  Young,  LLP
("E&Y"),  the Fund's auditor,  billed to the Fund during the Fund's last two fiscal years. For engagements with E&Y entered into on or after May 6, 2003, the Audit  Committee  approved  in  advance  all audit  services  and  non-audit services that E&Y provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal
 Year        Audit Fees     Audit-Related      Other Fees          All Other
 Ended        Billed         Fees Billed         Billed          Fees Billed
July 31      to Fund          to Fund            to Fund            to Fund
--------------------------------------------------------------------------------
2005          $29,951            $0             $4,084                $0
--------------------------------------------------------------------------------
2004          $27,274            $0             $4,813                $0
--------------------------------------------------------------------------------

The above "Audit- Related Fees" were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional  services rendered for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows the amount of fees  billed by  E&Y to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                 Audit-Related                               All Other
                  Fees Billed             Tax Fees             Fees
                  to Adviser             Billed to           Billed to
                      and                Adviser and       Adviser and
Fiscal            Affiliated             Affiliated         Affiliated
 Year                Fund                   Fund               Fund
 Ended              Service                Service            Service
July 31            Providers             Providers           Providers
--------------------------------------------------------------------------------
2005                 $467,000            $61,520                 $0
--------------------------------------------------------------------------------
2004                 $133,500              $0                    $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls and additional related procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that  E&Y  billed  during the
Fund's last two fiscal years for non-audit  services.  For  engagements  entered into on or after May 6, 2003,  the Audit  Committee  pre-approved  all non-audit services that E&Y  provided to the Adviser and any  Affiliated  Fund Service
Provider that related directly to the Fund's operations and financial reporting.
The Audit Committee  requested and received  information  from E&Y about any non-audit  services that E&Y  rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee  considered this information in evaluating E&Y's independence.

--------------------------------------------------------------------------------
                                Total
                              Non-Audit
                                Fees
                              billed to
                             Adviser and
                             Affiliated             Total
                            Fund Service          Non-Audit
                             Providers          Fees billed to
                            (engagements         Adviser and
                              related             Affiliated
             Total         directly to the           Fund
           Non-Audit       operations and           Service
Fiscal       Fees             financial           Providers
 Year       Billed           reporting            (all other          Total of
 Ended     to Fund          of the Fund)         engagements)         (A), (B)
July 31       (A)                (B)                  (C)              and (C)
--------------------------------------------------------------------------------
2005         $4,084              $0                $27,459             $31,543
--------------------------------------------------------------------------------
2004         $4,813              $0               $681,000            $685,813
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management  and  process  improvement  initiatives  for DeIM and  other  related entities that provide support for the operations of the fund.

                                       ***

E&Y  recently advised the Fund's Audit Committee that various E&Y member firms  provided  certain  non-audit  services  to  Deutsche  Bank  entities  and affiliates  (collectively,  the "DB entities")  between 2003 and 2005 that raise issues under the SEC auditor  independence rules. The DB entities are within the
"Investment  Company Complex" (as defined by SEC rules) and therefore covered by the SEC auditor independence rules applicable to the Fund.

First,  E&Y  advised the Audit  Committee that in connection  with providing permitted  expatriate  tax compliance  services for DB entities  during 2003 and
2004,  member firms in China and Japan  ("E&Y  China" and  "E&Y  Japan,"
respectively)  received  funds  from the DB  entities  that  went  into  E&Y
"representative  bank trust  accounts"  and were used to pay the foreign  income taxes of the expatriates.  E&Y has advised the Audit Committee that handling
those  funds  was  in  violation  of  Rule  2-01  of   Regulation   S-X.   (Rule
2-01(c)(4)(viii)  provides that an accountant's  independence is impaired if the accountant has custody of assets of the audit client.)

                                       2

Second,  E&Y  advised the Audit  Committee that in connection with providing monthly  payroll  services to employees of certain DB entities  from May 2003 to
February 2005, a member firm in Chile ("E&Y  Chile") received funds from the
DB entities that went into an E&Y trust account and were used to pay the net salaries and social security taxes of executives of the DB entities. E&Y has advised the Audit  Committee  that handling those funds was in violation of Rule
2-01 of Regulation S-X.

Third,  E&Y  advised the Audit  Committee that in connection  with providing certain  services in  assisting a DB entity with  various  regulatory  reporting requirements,  a  member  firm in  France  ("E&Y  France")  entered  into an engagement with the DB entity that resulted in E&Y France staff  functioning under the direct responsibility and direction of a DB entity supervisor. E&Y advised the Audit Committee that, although the services provided were "permitted services" under Rule 2-01 of Regulation S-X, the structure of the engagement was in violation of Rule 2-01 of Regulation S-X. (Rule 2-01(c)(4)(vi)  provides that an  accountant's  independence is impaired if the accountant acts as an employee of an audit client.)

The Audit  Committee  was informed  that E&Y  China  received  approximately
$1,500,  E&Y Japan received  approximately  $41,000,  E&Y Chile received approximately $11,724 and E&Y France received approximately $100,000 for the services they provided to the DB entities.  E&Y  advised the Audit Committee that it conducted an internal  review of the situation  and, in view of the fact that similar  expatriate  tax  compliance  services were provided to a number of
E&Y audit clients  unrelated to DB or the Fund,  E&Y has advised the SEC and the PCAOB of the  independence  issues arising from those services.  E&Y
advised  the  Audit  Committee  that  E&Y   believes  its   independence  as
independent  registered  public  accounting  firm for the Fund was not  impaired during the period the  services  were  provided.  In reaching  this  conclusion,
E&Y noted a number of factors,  including that none of the E&Y personnel who  provided the  non-audit  services to the DB entities  were  involved in the provision of audit services to the Fund, the E&Y  professionals  responsible for the Fund's audits were not aware that these  non-audit  services took place, and that the fees charged were not significant to E&Y overall or to the fees charged to the  Investment  Company  Complex.  E&Y  also noted that  E&Y
China,  E&Y Japan and E&Y Chile are no longer  providing  these services and that the E&Y France engagement has been restructured.

                                       3

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not applicable.

ITEM 9.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders
may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the
Chairman of the Nominating and Governance Committee, Two International Place,
Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Target 2013 Fund, a series of
                                    Scudder Target Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               September 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Target 2013 Fund, a series of
                                    Scudder Target Fund

By:                                 /s/Julian Sluyters
                                    ----------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               September 22, 2005

By:                                 /s/ Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               September 22, 2005